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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of reference of our report dated August 14, 2000, included and incorporated by reference in Elcor Corporation's Form 10-K for the year ended June 30, 2000, into Elcor Corporation's previously filed Registration Statement on Form S-8 (File No. 2087437) and For S-3 (File No. 2-87436).





                                             /s/Arthur Andersen LLP
                                             ----------------------
                                             Arthur Andersen LLP



     Dallas, Texas
     September 26, 2000